UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2022

WESTERN ASSET

INTERMEDIATE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 15, 2022

II	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund, as estimated by the Fund’s subadviser, is expected to range within 20% of the duration of its benchmark, the Bloomberg Intermediate U.S. Government/Credit Indexi.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended May 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, the fluctuating global economy, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Western Asset Intermediate Bond Fund 2022 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 2.53%. The low of 0.13% occurred on June 2, 2021, and the high of 2.78% took place on May 3, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.58% and ended the reporting period at 2.85%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 3.12% occurred on May 6, 2022. All told, the Bloomberg U.S. Aggregate Indexii returned -8.22% for the twelve months ended May 31, 2022.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We generally maintained a modest overweight duration position relative to the benchmark during the reporting period, as a risk-off hedge for spread product positions (non-Treasuries). Additionally, we added to the Fund’s overweight exposure to investment-grade corporate bonds during the latter part of the reporting period as spreads widened. After initially reducing an overweight exposure to agency mortgage-backed securities (“MBS”) at the start of the reporting period, we modestly increased exposure during the latter months as spreads had become more attractive. We also trimmed emerging markets exposure late in the reporting period to capture value as spreads had widened. We gradually increased exposure to structured product as spreads widened. Elsewhere, we maintained an overweight exposure in other spread sectors where we saw relative value, including high-yield corporate bonds.

During the reporting period, U.S. Treasury futures, options and swaptions, interest rate swaps and Eurodollar futures were used to manage the Fund’s duration and yield curve exposure. In aggregate, these instruments contributed to performance. Index credit default swaps (“CDX”) were used to manage the Fund’s exposure to credit index spread levels and slightly detracted from results.

Performance review

For the twelve months ended May 31, 2022, Class I shares of Western Asset Intermediate Bond Fund returned -8.40%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Intermediate Government/Credit Index, returned -6.16% for the same period. The Lipper Core Plus Bond Funds Category Averageiii returned -8.35% over the same time frame.

2	Western Asset Intermediate Bond Fund 2022 Annual Report

Performance Snapshot as of May 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	-7.90%	-8.64%
Class C	-8.14%	-9.28%
Class R	-7.96%	-8.94%
Class I	-7.78%	-8.40%
Class IS	-7.72%	-8.28%
Bloomberg U.S. Intermediate Government/Credit Index	-5.84%	-6.16%
Lipper Core Plus Bond Funds Category Average	-9.18%	-8.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2022 for Class A, Class C, Class R, Class I and Class IS shares were 2.54%, 1.77%, 2.16%, 2.72% and 2.86%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 2.09%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.78%, 1.53%, 1.25%, 0.55% and 0.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation

Western Asset Intermediate Bond Fund 2022 Annual Report	3

Fund overview (cont’d)

arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s largest contributor to performance was its yield curve positioning, which was tactically adjusted during the reporting period, but was consistently overweight the very long end. This positioning was beneficial, as front-end yields rose more than the intermediate- and long-end segments.

The Fund’s overweight exposures to investment-grade and high-yield corporate bonds were modestly additive for performance, mainly due to subsector allocation, as credit spreads widened during the latter half of the reporting period.

Q. What were the leading detractors from performance?

A. The Fund’s overweight duration positioning was the largest detractor from performance as rates rose during the reporting period. Exposure to emerging markets also significantly detracted as U.S. dollar-denominated bond spreads widened and as Russian assets sold off due to economic and financial sanctions as a result of the Ukraine invasion. An overweight to agency MBS, as well as structured products, namely asset-backed securities, commercial mortgage-backed securities and agency residential mortgage-backed securities, also detracted from results as spreads widened.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 15, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including

4	Western Asset Intermediate Bond Fund 2022 Annual Report

currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 51 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2022 were: U.S. government & agency obligations (32.6%), financials (16.3%), collateralized mortgage obligations (10.0%), asset-backed securities (8.7%) and energy (6.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

[i]i

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 322 funds for the six-month period and among the 309 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate Bond Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2022 and May 31, 2021 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

6	Western Asset Intermediate Bond Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2021 and held for the six months ended May 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.90%	$1,000.00	$921.00	0.81%	$3.88	Class A	5.00%	$1,000.00	$1,020.89	0.81%	$4.08
Class C	-8.14	1,000.00	918.60	1.54	7.37	Class C	5.00	1,000.00	1,017.25	1.54	7.75
Class R	-7.96	1,000.00	920.40	1.15	5.51	Class R	5.00	1,000.00	1,019.20	1.15	5.79
Class I	-7.78	1,000.00	922.20	0.56	2.68	Class I	5.00	1,000.00	1,022.14	0.56	2.82
Class IS	-7.72	1,000.00	922.80	0.44	2.11	Class IS	5.00	1,000.00	1,022.74	0.44	2.22

Western Asset Intermediate Bond Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate Bond Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/22	-8.64%	-9.28%	-8.94%	-8.40%	-8.28%
Five Years Ended 5/31/22	0.93	0.27	0.70	1.29	1.39
Ten Years Ended 5/31/22	1.64	0.95	1.39	2.02	2.10

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/22	-12.56%	-10.18%	-8.94%	-8.40%	-8.28%
Five Years Ended 5/31/22	0.05	0.27	0.70	1.29	1.39
Ten Years Ended 5/31/22	1.20	0.95	1.39	2.02	2.10

Cumulative total returns
Without sales charges[1]
Class A (5/31/12 through 5/31/22)	17.72%
Class C (5/31/12 through 5/31/22)	9.91
Class R (5/31/12 through 5/31/22)	14.79
Class I (5/31/12 through 5/31/22)	22.16
Class IS (5/31/12 through 5/31/22)	23.14

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% (3.75% effective August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Western Asset Intermediate Bond Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Intermediate U.S. Government/Credit Index† — May 2012 - May 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2022. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Intermediate U.S. Government/Credit Index. The Bloomberg Intermediate U.S. Government/Credit Index (the “Index”) is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2022 Annual Report

Schedule of investments

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 40.6%
Communication Services — 3.4%
Diversified Telecommunication Services — 1.2%
AT&T Inc., Senior Notes	4.250%	3/1/27	$580,000	$594,893
AT&T Inc., Senior Notes	2.300%	6/1/27	790,000	738,282
AT&T Inc., Senior Notes	1.650%	2/1/28	40,000	35,474
AT&T Inc., Senior Notes	2.250%	2/1/32	560,000	474,178
AT&T Inc., Senior Notes	2.550%	12/1/33	180,000	152,298
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	870,000	786,756
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	300,000	289,235
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	930,000	954,297
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	140,000	135,929
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	530,000	482,480
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	484,000	492,905
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	360,000	358,553
Verizon Communications Inc., Senior Notes	1.680%	10/30/30	954,000	792,389
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	840,000	744,494
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	2,285,000	1,970,088
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	120,000	121,703
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	1,800,000	1,392,323
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	30,000	27,137
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	110,000	103,296
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	190,000	198,880
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	160,000	145,234
Total Diversified Telecommunication Services				10,990,824
Entertainment — 0.4%
Magallanes Inc., Senior Notes	3.755%	3/15/27	860,000	835,742	(a)
Magallanes Inc., Senior Notes	4.054%	3/15/29	280,000	268,452	(a)
Magallanes Inc., Senior Notes	4.279%	3/15/32	1,970,000	1,843,120	(a)
Walt Disney Co., Senior Notes	3.000%	9/15/22	170,000	170,578
Total Entertainment				3,117,892
Interactive Media & Services — 0.2%
Alphabet Inc., Senior Notes	0.450%	8/15/25	100,000	92,975
Alphabet Inc., Senior Notes	0.800%	8/15/27	220,000	196,246
Alphabet Inc., Senior Notes	1.100%	8/15/30	240,000	201,976
Alphabet Inc., Senior Notes	1.900%	8/15/40	250,000	186,488
Alphabet Inc., Senior Notes	2.050%	8/15/50	150,000	105,546
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	980,000	938,860	(a)
Total Interactive Media & Services				1,722,091

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	11

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — 1.3%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	$4,930,000	$5,038,169
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	500,000	470,479
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	170,000	146,527
Comcast Corp., Senior Notes	3.375%	2/15/25	280,000	282,241
Comcast Corp., Senior Notes	3.950%	10/15/25	1,910,000	1,950,269
Comcast Corp., Senior Notes	3.150%	3/1/26	330,000	327,438
Comcast Corp., Senior Notes	3.300%	4/1/27	190,000	188,045
Comcast Corp., Senior Notes	4.150%	10/15/28	2,320,000	2,375,481
Comcast Corp., Senior Notes	3.400%	4/1/30	290,000	281,233
Comcast Corp., Senior Notes	4.250%	10/15/30	200,000	204,030
Comcast Corp., Senior Notes	3.250%	11/1/39	210,000	183,027
Comcast Corp., Senior Notes	3.750%	4/1/40	50,000	45,851
Comcast Corp., Senior Notes	3.450%	2/1/50	100,000	84,333
Comcast Corp., Senior Notes	2.800%	1/15/51	50,000	37,984
Comcast Corp., Senior Notes	2.937%	11/1/56	81,000	60,580	(a)
Fox Corp., Senior Notes	4.030%	1/25/24	170,000	172,557
Fox Corp., Senior Notes	4.709%	1/25/29	210,000	212,739
Total Media				12,060,983
Wireless Telecommunication Services — 0.3%
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	490,000	486,658
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	90,000	88,977
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	1,620,000	1,559,494
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	290,000	252,052
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	250,000	207,812
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	200,000	157,318
T-Mobile USA Inc., Senior Secured Notes	3.300%	2/15/51	40,000	30,722
Total Wireless Telecommunication Services				2,783,033
Total Communication Services				30,674,823
Consumer Discretionary — 2.0%
Automobiles — 0.3%
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	195,532
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	1,230,000	1,238,309

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	3.100%	1/12/32	$130,000	$110,024
Toyota Motor Corp., Senior Notes	1.339%	3/25/26	1,150,000	1,066,345
Total Automobiles				2,610,210
Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	310,000	297,588
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	40,000	36,897
McDonald’s Corp., Senior Notes	3.350%	4/1/23	800,000	807,337
McDonald’s Corp., Senior Notes	3.300%	7/1/25	320,000	320,311
McDonald’s Corp., Senior Notes	1.450%	9/1/25	80,000	75,428
McDonald’s Corp., Senior Notes	3.700%	1/30/26	130,000	131,375
McDonald’s Corp., Senior Notes	3.500%	3/1/27	560,000	558,414
McDonald’s Corp., Senior Notes	3.500%	7/1/27	160,000	158,630
McDonald’s Corp., Senior Notes	3.800%	4/1/28	650,000	649,070
McDonald’s Corp., Senior Notes	3.600%	7/1/30	240,000	232,371
McDonald’s Corp., Senior Notes	3.625%	9/1/49	60,000	51,163
McDonald’s Corp., Senior Notes	4.200%	4/1/50	510,000	477,204
Total Hotels, Restaurants & Leisure				3,795,788
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.100%	4/1/23	198,000	198,034
Newell Brands Inc., Senior Notes	4.450%	4/1/26	10,000	9,971
Total Household Durables				208,005
Internet & Direct Marketing Retail — 0.6%
Amazon.com Inc., Senior Notes	0.400%	6/3/23	1,040,000	1,020,285
Amazon.com Inc., Senior Notes	0.800%	6/3/25	240,000	225,783
Amazon.com Inc., Senior Notes	3.300%	4/13/27	640,000	639,519
Amazon.com Inc., Senior Notes	1.200%	6/3/27	350,000	315,851
Amazon.com Inc., Senior Notes	3.150%	8/22/27	2,080,000	2,060,019
Amazon.com Inc., Senior Notes	3.450%	4/13/29	740,000	735,964
Amazon.com Inc., Senior Notes	1.500%	6/3/30	160,000	136,625
Amazon.com Inc., Senior Notes	2.100%	5/12/31	190,000	167,463
Amazon.com Inc., Senior Notes	2.500%	6/3/50	240,000	179,267
Amazon.com Inc., Senior Notes	4.250%	8/22/57	60,000	59,790
Total Internet & Direct Marketing Retail				5,540,566
Multiline Retail — 0.1%
Dollar General Corp., Senior Notes	3.250%	4/15/23	50,000	50,195
Target Corp., Senior Notes	2.250%	4/15/25	450,000	440,796
Total Multiline Retail				490,991

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	13

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	2.500%	4/15/27	$3,020,000	$2,893,329
Home Depot Inc., Senior Notes	2.875%	4/15/27	800,000	786,498
Home Depot Inc., Senior Notes	3.900%	12/6/28	40,000	40,999
Home Depot Inc., Senior Notes	3.300%	4/15/40	210,000	185,892
Home Depot Inc., Senior Notes	3.900%	6/15/47	30,000	27,914
Lowe’s Cos. Inc., Senior Notes	1.700%	9/15/28	460,000	402,135
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	210,000	213,129
Total Specialty Retail				4,549,896
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.400%	3/27/25	260,000	255,531
NIKE Inc., Senior Notes	2.750%	3/27/27	420,000	411,344
NIKE Inc., Senior Notes	2.850%	3/27/30	410,000	386,583
NIKE Inc., Senior Notes	3.250%	3/27/40	100,000	88,793
NIKE Inc., Senior Notes	3.375%	3/27/50	20,000	17,700
Total Textiles, Apparel & Luxury Goods				1,159,951
Total Consumer Discretionary				18,355,407
Consumer Staples — 1.6%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	220,000	229,017
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	1,450,000	1,398,628
Coca-Cola Co., Senior Notes	3.375%	3/25/27	1,090,000	1,097,857
Coca-Cola Co., Senior Notes	1.450%	6/1/27	520,000	478,679
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	420,000	423,628
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	50,000	50,541
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	220,000	222,345
PepsiCo Inc., Senior Notes	0.750%	5/1/23	560,000	552,994
PepsiCo Inc., Senior Notes	2.250%	3/19/25	50,000	49,310
PepsiCo Inc., Senior Notes	2.625%	3/19/27	60,000	58,623
PepsiCo Inc., Senior Notes	1.625%	5/1/30	300,000	259,897
Total Beverages				4,821,519
Food & Staples Retailing — 0.1%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	830,000	758,006
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	170,000	146,389
Walmart Inc., Senior Notes	1.500%	9/22/28	140,000	124,930
Walmart Inc., Senior Notes	2.375%	9/24/29	50,000	46,323
Walmart Inc., Senior Notes	1.800%	9/22/31	110,000	95,624
Total Food & Staples Retailing				1,171,272

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 0.3%
Hershey Co., Senior Notes	0.900%	6/1/25	$140,000	$131,370
Mars Inc., Senior Notes	2.700%	4/1/25	360,000	354,514	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	1,160,000	1,102,115	(a)
Mondelez International Holdings Netherlands BV, Senior Notes	2.125%	9/19/22	300,000	299,599	(a)
Mondelez International Inc., Senior Notes	1.500%	5/4/25	900,000	856,367
Total Food Products				2,743,965
Household Products — 0.1%
Kimberly-Clark Corp., Senior Notes	3.100%	3/26/30	130,000	124,131
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	80,000	78,516
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	260,000	250,215
Total Household Products				452,862
Tobacco — 0.6%
Altria Group Inc., Senior Notes	2.350%	5/6/25	130,000	124,875
Altria Group Inc., Senior Notes	4.800%	2/14/29	59,000	59,003
Altria Group Inc., Senior Notes	2.450%	2/4/32	2,830,000	2,285,179
Altria Group Inc., Senior Notes	6.200%	2/14/59	115,000	112,766
BAT Capital Corp., Senior Notes	3.557%	8/15/27	1,500,000	1,414,843
Cargill Inc., Senior Notes	1.375%	7/23/23	470,000	463,139	(a)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	280,000	276,586
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	310,000	261,918
Total Tobacco				4,998,309
Total Consumer Staples				14,187,927
Energy — 6.0%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	17,000	17,179
Oil, Gas & Consumable Fuels — 6.0%
Apache Corp., Senior Notes	4.250%	1/15/30	180,000	174,216
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	420,000	419,024
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,990,000	1,960,410
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	970,000	965,053
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	320,000	312,818
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	80,000	80,910
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	500,000	504,393
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	350,000	317,562	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	470,000	450,942
Chevron Corp., Senior Notes	1.995%	5/11/27	260,000	244,266
Chevron Corp., Senior Notes	3.078%	5/11/50	60,000	50,326
Chevron USA Inc., Senior Notes	3.850%	1/15/28	620,000	631,195

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	15

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Chevron USA Inc., Senior Notes	3.250%	10/15/29	$490,000	$476,139
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,020,000	1,027,436
Continental Resources Inc., Senior Notes	4.375%	1/15/28	580,000	569,514
Continental Resources Inc., Senior Notes	5.750%	1/15/31	50,000	51,462	(a)
Coterra Energy Inc., Senior Notes	4.375%	6/1/24	180,000	182,116	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	1,830,000	1,803,946	(a)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	570,000	568,822	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,360,000	1,446,631
Devon Energy Corp., Senior Notes	5.250%	10/15/27	356,000	361,616
Devon Energy Corp., Senior Notes	4.500%	1/15/30	128,000	126,356
Devon Energy Corp., Senior Notes	5.600%	7/15/41	90,000	94,960
Devon Energy Corp., Senior Notes	5.000%	6/15/45	90,000	90,102
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	360,000	356,742
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	550,000	520,342
Diamondback Energy Inc., Senior Notes	3.125%	3/24/31	160,000	145,279
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,421,127
Energy Transfer LP, Senior Notes	4.500%	4/15/24	20,000	20,287
Energy Transfer LP, Senior Notes	2.900%	5/15/25	400,000	390,086
Energy Transfer LP, Senior Notes	5.500%	6/1/27	320,000	332,111
Energy Transfer LP, Senior Notes	4.950%	6/15/28	70,000	71,053
Energy Transfer LP, Senior Notes	3.750%	5/15/30	1,260,000	1,173,082
Energy Transfer LP, Senior Notes	5.400%	10/1/47	250,000	230,672
Energy Transfer LP, Senior Notes	6.250%	4/15/49	90,000	92,046
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	500,000	505,396
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	2,290,000	2,303,195
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	720,000	675,554
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	430,000	392,369
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	70,000	67,264
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	100,000	88,456
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	50,000	41,088
EOG Resources Inc., Senior Notes	4.150%	1/15/26	740,000	757,982
EOG Resources Inc., Senior Notes	4.375%	4/15/30	210,000	216,904
EQT Corp., Senior Notes	3.900%	10/1/27	660,000	637,105

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
EQT Corp., Senior Notes	7.500%	2/1/30	$500,000	$556,300
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	50,000	49,818
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,850,000	1,848,946
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	1,670,000	1,662,185
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	30,000	30,022
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	1,070,000	992,693	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	660,000	561,557	(a)
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	410,000	415,980
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	220,000	220,644
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	120,000	121,089
Lukoil Capital DAC, Senior Notes	2.800%	4/26/27	910,000	509,600	(a)
Lukoil Capital DAC, Senior Notes	3.600%	10/26/31	1,170,000	614,250	(a)
MPLX LP, Senior Notes	4.125%	3/1/27	780,000	773,491
MPLX LP, Senior Notes	4.800%	2/15/29	1,120,000	1,136,673
MPLX LP, Senior Notes	5.200%	3/1/47	160,000	152,411
MPLX LP, Senior Notes	5.200%	12/1/47	250,000	234,829
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	120,000	127,466
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	1,730,000	1,804,044
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	887,250
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	480,032
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	580,000	598,138	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	488,057
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	344,089
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,040,000	1,734,255	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	500,000	499,087
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	729,676
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,100,000	751,536
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	300,000	273,755
Pioneer Natural Resources Co., Senior Notes	1.900%	8/15/30	370,000	310,902
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	400,000	340,427
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	640,000	548,568	(a)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	1,120,000	871,516	(a)
Shell International Finance BV, Senior Notes	3.250%	5/11/25	2,550,000	2,566,007
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	393,944
Shell International Finance BV, Senior Notes	2.750%	4/6/30	230,000	213,214
Shell International Finance BV, Senior Notes	3.250%	4/6/50	490,000	409,889
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,659,755	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	740,000	661,620	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	17

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	$1,490,000	$1,675,433
Western Midstream Operating LP, Senior Notes	3.600%	2/1/25	230,000	225,199
Western Midstream Operating LP, Senior Notes	4.550%	2/1/30	120,000	114,877
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.621%	1/13/23	130,000	128,842	(b)
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	920,000	903,568
Williams Cos. Inc., Senior Notes	4.900%	1/15/45	230,000	216,106
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	350,000	340,675
Total Oil, Gas & Consumable Fuels				54,526,770
Total Energy				54,543,949
Financials — 16.3%
Banks — 12.4%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	310,000	314,156	(a)
Banco Santander SA, Senior Notes	3.125%	2/23/23	1,000,000	1,001,269
Banco Santander SA, Senior Notes	2.746%	5/28/25	1,400,000	1,348,154
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	2.131%	4/12/23	800,000	802,440	(b)
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,800,000	1,760,544	(b)
Bank of America Corp., Senior Notes	3.300%	1/11/23	600,000	604,224
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	949,229
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,591,380
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	457,068
Bank of America Corp., Senior Notes (1.319%to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	110,000	101,591	(b)
Bank of America Corp., Senior Notes (2.572%to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	690,000	592,370	(b)
Bank of America Corp., Senior Notes (2.592%to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	550,000	483,629	(b)
Bank of America Corp., Senior Notes (2.972%to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	610,000	541,790	(b)
Bank of America Corp., Senior Notes (3.004%to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	570,000	569,951	(b)
Bank of America Corp., Senior Notes (3.419%to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,572,000	1,503,671	(b)

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (3.458%to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	$660,000	$659,922	(b)
Bank of America Corp., Senior Notes (3.593%to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,140,000	1,106,138	(b)
Bank of America Corp., Senior Notes (3.970%to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	1,500,000	1,469,994	(b)
Bank of America Corp., Senior Notes (3.974%to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	4,210,000	4,109,584	(b)
Bank of America Corp., Senior Notes (4.083%to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	240,000	221,120	(b)
Bank of America Corp., Senior Notes (4.376%to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	470,000	473,788	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	722,043
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	320,000	321,726
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,190,000	2,217,353
Bank of Montreal, Senior Notes	1.850%	5/1/25	920,000	877,922
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	480,000	448,660
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	1,009,475	(b)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	260,000	257,210	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	750,000	739,210	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	600,000	564,368	(a)(b)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	2,010,000	2,034,510	(a)(b)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	370,000	377,498	(a)(b)
BNP Paribas SA, Subordinated Notes (4.375%to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	360,000	344,351	(a)(b)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	480,000	470,419
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,797,612
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	46,772
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	82,530
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	530,000	523,218	(b)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	780,000	678,475	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	19

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

( Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	$370,000	$361,477	(b)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	870,000	818,663	(b)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	1,840,000	1,782,990	(b)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	1,620,000	1,591,604	(b)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	660,000	652,814	(b)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	630,000	642,827	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	670,000	677,869
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	911,018
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	180,886
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,370,000	4,388,075
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	280,000	275,220
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	119,454
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,980,000	2,997,392
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	2,210,000	2,145,917	(a)(b)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	400,000	373,131	(a)(b)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	200,891	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,400,000	1,431,490	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	200,000	189,892	(a)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	210,000	204,085	(a)(b)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	1,430,000	1,417,996	(a)(b)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	1,160,000	1,125,107	(a)(b)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	1,140,000	1,072,307	(b)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	840,000	730,251	(b)

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	$700,000	$682,822	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	435,340
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,002,542	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,030,000	1,031,141	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	390,000	389,611	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,580,000	1,573,946	(a)
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	3,000,000	3,054,202
JPMorgan Chase & Co., Senior Notes (1.514%to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	1,410,000	1,390,665	(b)
JPMorgan Chase & Co., Senior Notes (2.083%to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	860,000	818,387	(b)
JPMorgan Chase & Co., Senior Notes (2.522%to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	700,000	617,226	(b)
JPMorgan Chase & Co., Senior Notes (4.005%to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	1,180,000	1,162,314	(b)
JPMorgan Chase & Co., Senior Notes (4.023%to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	1,250,000	1,263,253	(b)
JPMorgan Chase & Co., Senior Notes (4.452%to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	2,250,000	2,267,758	(b)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	1,790,000	1,814,091
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	2,040,000	2,051,525
Lloyds Banking Group PLC, Senior Notes (1.326% to 6/15/22 then 1 year Treasury Constant Maturity Rate + 1.100%)	1.326%	6/15/23	2,350,000	2,349,877	(b)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	680,000	684,790
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.407%	3/7/24	3,470,000	3,483,240
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	340,000	339,294	(b)
Mitsubishi UFJ Financial Group Inc., Senior Notes (4.080% to 4/19/27 then 1 year Treasury Constant Maturity Rate + 1.300%)	4.080%	4/19/28	340,000	337,272	(b)
NatWest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	590,000	591,605	(b)
NatWest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	201,965	(b)
Nordea Bank Abp, Senior Notes	1.000%	6/9/23	860,000	845,902	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	21

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	$2,420,000	$2,439,968
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	790,000	784,349
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	460,000	429,662
Royal Bank of Canada, Senior Notes	3.875%	5/4/32	230,000	222,949
Swedbank AB, Senior Notes	1.300%	6/2/23	610,000	601,094	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	910,000	894,005
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	460,000	429,839
US Bancorp, Senior Notes	3.375%	2/5/24	5,000,000	5,032,369
US Bancorp, Senior Notes	1.450%	5/12/25	1,060,000	1,005,915
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	7,640,000	7,745,759
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	695,203
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	500,000	499,110
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	880,000	837,624	(b)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	190,000	175,458	(b)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	330,000	333,583	(b)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	1,080,000	1,133,740	(b)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	401,410
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,100,000	2,113,986
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	89,403
Total Banks				112,720,914
Capital Markets — 2.3%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	270,000	257,850
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	600,000	610,440
Credit Suisse AG, Senior Notes	1.000%	5/5/23	2,850,000	2,798,761
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,550,000	2,544,770
Credit Suisse AG, Senior Notes	2.950%	4/9/25	530,000	517,009
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000%floor)	4.000%	7/1/22	71,000	52,185	(b)(c)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	410,000	411,903
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	1,000,000	1,008,350
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,504,791
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	284,688
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	570,000	569,713
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,334,390

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	3.850%	1/26/27	$160,000	$158,818
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	150,000	146,338	(b)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	750,000	730,145	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,280,000	2,311,957
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	1,560,000	1,491,655	(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	1,000,000	898,093	(b)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	1,390,000	1,355,960	(b)
UBS Group AG, Senior Notes	4.125%	9/24/25	290,000	292,019	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	690,000	685,327	(a)
UBS Group AG, Senior Notes (2.859% to 8/15/22 then 3 mo. USD LIBOR + 0.954%)	2.859%	8/15/23	200,000	200,005	(a)(b)
UBS Group AG, Senior Notes (4.488% to 5/12/25 then 1 year Treasury Constant Maturity Rate + 1.550%)	4.488%	5/12/26	580,000	586,213	(a)(b)
Total Capital Markets				20,751,380
Consumer Finance — 0.4%
American Express Co., Senior Notes	2.650%	12/2/22	1,500,000	1,504,117
American Express Co., Senior Notes	3.375%	5/3/24	790,000	793,334
American Express Co., Senior Notes	2.500%	7/30/24	420,000	414,540
American Express Co., Senior Notes	4.050%	5/3/29	150,000	150,401
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	940,000	948,931	(a)(b)
Total Consumer Finance				3,811,323
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	940,000	841,507
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	910,000	799,048
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	2,880,000	2,895,001
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	420,000	414,433	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	23

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	$600,000	$571,347	(a)
Vanguard Group Inc.	3.050%	8/22/50	660,000	500,466	(d)(e)
Total Diversified Financial Services				6,021,802
Insurance — 0.5%
American International Group Inc., Senior Notes	2.500%	6/30/25	280,000	270,532
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	100,000	99,831
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	180,000	167,807	(a)
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	1,400,000	1,372,193	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	434,052	(a)
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	970,000	952,929	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	340,000	316,353	(a)
Nuveen LLC, Senior Notes	4.000%	11/1/28	1,000,000	999,303	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	160,000	149,024	(a)
Teachers Insurance & Annuity Association of
America, Subordinated Notes	6.850%	12/16/39	32,000	38,823	(a)
Total Insurance				4,800,847
Total Financials				148,106,266
Health Care — 3.6%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	220,469
AbbVie Inc., Senior Notes	2.300%	11/21/22	880,000	879,642
AbbVie Inc., Senior Notes	3.750%	11/14/23	110,000	111,641
AbbVie Inc., Senior Notes	2.600%	11/21/24	1,050,000	1,035,325
AbbVie Inc., Senior Notes	3.800%	3/15/25	570,000	576,689
AbbVie Inc., Senior Notes	3.600%	5/14/25	510,000	513,839
AbbVie Inc., Senior Notes	2.950%	11/21/26	180,000	175,180
AbbVie Inc., Senior Notes	3.200%	11/21/29	2,590,000	2,437,245
AbbVie Inc., Senior Notes	4.250%	11/21/49	80,000	75,054
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	121,468
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	698,312
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	90,000	91,205

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Biotechnology — continued
GSK Consumer Healthcare Capital US LLC, Senior Notes	3.375%	3/24/27	$750,000	$735,405	(a)
GSK Consumer Healthcare Capital US LLC, Senior Notes	3.375%	3/24/29	390,000	372,618	(a)
Total Biotechnology				8,044,092
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.400%	11/30/23	700,000	708,929
Abbott Laboratories, Senior Notes	3.750%	11/30/26	430,000	439,363
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	848,000	850,984
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	23,000	23,200
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	227,000	219,097
Medtronic Inc., Senior Notes	3.500%	3/15/25	126,000	127,754
Total Health Care Equipment & Supplies				2,369,327
Health Care Providers & Services — 1.7%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,070,000	1,072,239
Anthem Inc., Senior Notes	3.650%	12/1/27	240,000	238,632
Anthem Inc., Senior Notes	4.100%	5/15/32	90,000	90,085
Anthem Inc., Senior Notes	4.550%	5/15/52	40,000	39,573
Cigna Corp., Senior Notes	3.750%	7/15/23	114,000	115,179
Cigna Corp., Senior Notes	3.500%	6/15/24	820,000	824,734
Cigna Corp., Senior Notes	4.125%	11/15/25	740,000	753,463
Cigna Corp., Senior Notes	4.375%	10/15/28	2,180,000	2,215,355
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	877,447
CVS Health Corp., Senior Notes	3.625%	4/1/27	800,000	797,840
CVS Health Corp., Senior Notes	4.300%	3/25/28	911,000	923,077
CVS Health Corp., Senior Notes	1.875%	2/28/31	100,000	83,130
CVS Health Corp., Senior Notes	2.125%	9/15/31	330,000	277,727
CVS Health Corp., Senior Notes	5.050%	3/25/48	270,000	275,582
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	110,478
Humana Inc., Senior Notes	2.900%	12/15/22	1,800,000	1,804,546
Humana Inc., Senior Notes	4.500%	4/1/25	80,000	82,042
Humana Inc., Senior Notes	3.950%	3/15/27	1,220,000	1,218,877
Humana Inc., Senior Notes	3.700%	3/23/29	770,000	752,974
Humana Inc., Senior Notes	2.150%	2/3/32	120,000	99,893
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	70,000	70,127
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	150,000	152,045
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	400,000	407,548
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	170,000	158,953
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	1,150,000	1,171,485

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	25

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	$910,000	$924,854
UnitedHealth Group Inc., Senior Notes	2.300%	5/15/31	70,000	62,380
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	60,000	58,940
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	20,134
Total Health Care Providers & Services				15,679,339
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	410,000	411,555
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	881,000	882,968
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	486,000	486,278
Johnson & Johnson, Senior Notes	0.550%	9/1/25	290,000	269,765
Johnson & Johnson, Senior Notes	2.450%	3/1/26	1,390,000	1,366,032
Johnson & Johnson, Senior Notes	0.950%	9/1/27	600,000	538,004
Merck & Co. Inc., Senior Notes	0.750%	2/24/26	530,000	486,945
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	290,000	246,385
Pfizer Inc., Senior Notes	0.800%	5/28/25	700,000	659,308
Pfizer Inc., Senior Notes	2.625%	4/1/30	450,000	419,189
Pfizer Inc., Senior Notes	1.700%	5/28/30	430,000	373,119
Teva Pharmaceutical Finance Co. BV, Senior
Notes	2.950%	12/18/22	230,000	229,212
Total Pharmaceuticals				6,368,760
Total Health Care				32,461,518
Industrials — 2.2%
Aerospace & Defense — 1.1%
Boeing Co., Senior Notes	1.433%	2/4/24	870,000	838,309
Boeing Co., Senior Notes	4.875%	5/1/25	2,120,000	2,146,998
Boeing Co., Senior Notes	3.100%	5/1/26	70,000	66,744
Boeing Co., Senior Notes	2.800%	3/1/27	90,000	82,442
Boeing Co., Senior Notes	3.200%	3/1/29	330,000	294,946
Boeing Co., Senior Notes	5.150%	5/1/30	1,500,000	1,492,852
Boeing Co., Senior Notes	5.705%	5/1/40	620,000	612,127
Boeing Co., Senior Notes	5.805%	5/1/50	380,000	374,631
Boeing Co., Senior Notes	5.930%	5/1/60	10,000	9,799
General Dynamics Corp., Senior Notes	3.750%	5/15/28	340,000	340,876
General Dynamics Corp., Senior Notes	4.250%	4/1/40	20,000	19,839
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	226,000	229,529
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	1,220,000	1,227,859
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	1,350,000	1,339,524
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	180,000	197,466
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	210,000	209,690

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	$280,000	$285,302
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	90,000	91,653
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	440,000	387,778
Total Aerospace & Defense				10,248,364
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.722%	2/15/30	240,000	212,486
Carrier Global Corp., Senior Notes	2.700%	2/15/31	60,000	52,203
Total Building Products				264,689
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	1,040,000	1,047,449
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	743,402
Total Commercial Services & Supplies				1,790,851
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,640,000	2,647,208
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	2.375%	8/26/29	100,000	91,678
3M Co., Senior Notes	3.050%	4/15/30	90,000	86,021
3M Co., Senior Notes	3.700%	4/15/50	80,000	71,991
Honeywell International Inc., Senior Notes	1.350%	6/1/25	330,000	314,903
Total Industrial Conglomerates				564,593
Machinery — 0.0%††
Deere & Co., Senior Notes	3.100%	4/15/30	20,000	19,090
Deere & Co., Senior Notes	3.750%	4/15/50	240,000	226,111
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	220,000	211,247
Total Machinery				456,448
Road & Rail — 0.3%
Canadian Pacific Railway Co., Senior Notes	2.450%	12/2/31	1,550,000	1,366,978
Union Pacific Corp., Senior Notes	3.750%	7/15/25	600,000	608,581
Union Pacific Corp., Senior Notes	2.891%	4/6/36	340,000	294,822
Total Road & Rail				2,270,381
Trading Companies & Distributors — 0.1%
Air Lease Corp., Senior Notes	3.375%	7/1/25	310,000	300,718
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	790,000	771,461	(a)
Total Trading Companies & Distributors				1,072,179
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	710,000	709,697	(a)
Total Industrials				20,024,410

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	27

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 2.6%
IT Services — 0.4%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	$1,200,000	$1,202,545
Mastercard Inc., Senior Notes	3.375%	4/1/24	230,000	232,592
Mastercard Inc., Senior Notes	3.850%	3/26/50	40,000	37,577
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	420,000	401,171
Visa Inc., Senior Notes	3.150%	12/14/25	1,400,000	1,403,027
Visa Inc., Senior Notes	1.900%	4/15/27	400,000	377,044
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	327,634
Total IT Services				3,981,590
Semiconductors & Semiconductor Equipment — 0.7%
Broadcom Inc., Senior Notes	3.137%	11/15/35	2,010,000	1,643,325	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	142,302
Intel Corp., Senior Notes	3.750%	3/25/27	170,000	172,689
Intel Corp., Senior Notes	1.600%	8/12/28	240,000	214,995
Intel Corp., Senior Notes	4.750%	3/25/50	100,000	104,382
NVIDIA Corp., Senior Notes	3.500%	4/1/40	650,000	596,902
NVIDIA Corp., Senior Notes	3.500%	4/1/50	60,000	53,610
NVIDIA Corp., Senior Notes	3.700%	4/1/60	400,000	353,589
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	300,000	288,069
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	290,000	253,381
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,160,000	1,074,145
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	1,250,000	1,090,091
Total Semiconductors & Semiconductor Equipment				5,987,480
Software — 0.9%
Adobe Inc., Senior Notes	2.300%	2/1/30	380,000	341,800
Microsoft Corp., Senior Notes	2.400%	8/8/26	3,060,000	3,006,891
Microsoft Corp., Senior Notes	3.300%	2/6/27	1,220,000	1,236,114
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	9,712
Microsoft Corp., Senior Notes	2.921%	3/17/52	10,000	8,366
Oracle Corp., Senior Notes	2.500%	10/15/22	1,020,000	1,019,460
Oracle Corp., Senior Notes	1.650%	3/25/26	420,000	382,857
Oracle Corp., Senior Notes	2.875%	3/25/31	300,000	255,578
Salesforce Inc., Senior Notes	3.250%	4/11/23	370,000	373,581
Salesforce Inc., Senior Notes	3.700%	4/11/28	250,000	252,760
Workday Inc., Senior Notes	3.500%	4/1/27	170,000	166,988

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Software — continued
Workday Inc., Senior Notes	3.700%	4/1/29	$1,220,000	$1,172,490
Workday Inc., Senior Notes	3.800%	4/1/32	300,000	282,400
Total Software				8,508,997
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	2.400%	5/3/23	1,780,000	1,782,716
Apple Inc., Senior Notes	1.125%	5/11/25	1,140,000	1,085,752
Apple Inc., Senior Notes	2.450%	8/4/26	1,170,000	1,140,413
Apple Inc., Senior Notes	3.350%	2/9/27	80,000	80,722
Apple Inc., Senior Notes	2.900%	9/12/27	850,000	835,202
Total Technology Hardware, Storage & Peripherals				4,924,805
Total Information Technology				23,402,872
Materials — 1.8%
Chemicals — 0.4%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,080,000	1,075,460	(a)
Equate Petrochemical BV, Senior Notes	2.625%	4/28/28	1,200,000	1,085,347	(a)
OCP SA, Senior Notes	4.500%	10/22/25	550,000	553,682	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	740,000	665,119	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	710,000	585,768	(a)
Total Chemicals				3,965,376
Metals & Mining — 1.2%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	990,000	988,127	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	690,000	702,291	(a)
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	1,310,000	1,260,793	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	150,000	153,040
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	370,000	372,153	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,790,000	1,808,544	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	1,230,000	1,239,558	(a)
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,040,000	1,043,058
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,140,000	1,179,843
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	690,000	743,075
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,358,000	1,525,706
Total Metals & Mining				11,016,188
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,690,000	1,739,880
Total Materials				16,721,444
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC, Senior Notes	4.125%	9/20/28	500,000	480,534	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	29

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 1.0%
Electric Utilities — 1.0%
Abu Dhabi National Energy Co. PJSC, Senior Notes	3.400%	4/29/51	$200,000	$166,940	(a)
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	140,000	122,025	(a)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	690,000	681,717	(a)
Duke Energy Corp., Senior Notes	2.400%	8/15/22	1,640,000	1,641,030
FirstEnergy Corp., Senior Notes	3.350%	7/15/22	1,780,000	1,775,773
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	190,000	172,769
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	2,000,000	1,987,730
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	810,000	801,842
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	770,000	670,643
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	730,000	718,225	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	580,000	598,125	(a)
Total Utilities				9,336,819
Total Corporate Bonds & Notes (Cost — $381,647,620)				368,295,969
U.S. Government & Agency Obligations — 32.6%
U.S. Government Obligations — 32.6%
U.S. Treasury Bonds	1.125%	8/15/40	12,330,000	8,692,891
U.S. Treasury Bonds	1.375%	11/15/40	6,110,000	4,493,833
U.S. Treasury Bonds	1.875%	2/15/41	3,280,000	2,629,894
U.S. Treasury Bonds	2.250%	5/15/41	190,000	161,711
U.S. Treasury Bonds	1.750%	8/15/41	5,360,000	4,169,075
U.S. Treasury Bonds	2.000%	11/15/41	6,130,000	4,979,667
U.S. Treasury Bonds	3.250%	5/15/42	150,000	149,555
U.S. Treasury Bonds	3.625%	8/15/43	550,000	575,846
U.S. Treasury Bonds	3.750%	11/15/43	12,640,000	13,486,781
U.S. Treasury Bonds	3.625%	2/15/44	1,360,000	1,422,847
U.S. Treasury Bonds	2.500%	2/15/45	1,560,000	1,348,973
U.S. Treasury Bonds	3.000%	2/15/48	18,190,000	17,431,846
U.S. Treasury Bonds	2.000%	2/15/50	8,990,000	7,074,357
U.S. Treasury Bonds	1.250%	5/15/50	31,490,000	20,336,267
U.S. Treasury Bonds	1.375%	8/15/50	28,350,000	18,944,112
U.S. Treasury Bonds	1.625%	11/15/50	10,020,000	7,160,777

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	1.875%	2/15/51	$40,100,000	$30,551,187
U.S. Treasury Bonds	2.375%	5/15/51	8,690,000	7,464,404
U.S. Treasury Bonds	2.000%	8/15/51	3,210,000	2,520,289
U.S. Treasury Bonds	1.875%	11/15/51	5,530,000	4,214,897
U.S. Treasury Bonds	2.250%	2/15/52	17,825,000	14,914,512
U.S. Treasury Bonds	2.875%	5/15/52	2,350,000	2,261,875
U.S. Treasury Notes	2.875%	9/30/23	200,000	201,633
U.S. Treasury Notes	0.250%	11/15/23	120,000	116,484
U.S. Treasury Notes	1.500%	2/29/24	6,030,000	5,933,897
U.S. Treasury Notes	2.250%	4/30/24	280,000	278,698
U.S. Treasury Notes	2.500%	4/30/24	8,500,000	8,498,008
U.S. Treasury Notes	0.250%	5/31/25	18,080,000	16,793,566
U.S. Treasury Notes	2.875%	7/31/25	1,470,000	1,476,202
U.S. Treasury Notes	0.250%	9/30/25	20,000	18,402
U.S. Treasury Notes	3.000%	9/30/25	1,970,000	1,985,160
U.S. Treasury Notes	0.250%	10/31/25	470,000	431,574
U.S. Treasury Notes	2.250%	11/15/25	7,100,000	6,977,414
U.S. Treasury Notes	0.375%	11/30/25	3,630,000	3,339,033
U.S. Treasury Notes	2.125%	5/31/26	1,190,000	1,159,762
U.S. Treasury Notes	1.875%	7/31/26	2,960,000	2,852,816
U.S. Treasury Notes	1.625%	9/30/26	220,000	209,327
U.S. Treasury Notes	1.625%	10/31/26	570,000	541,634
U.S. Treasury Notes	2.750%	4/30/27	7,860,000	7,832,060
U.S. Treasury Notes	2.625%	5/31/27	210,000	208,130
U.S. Treasury Notes	0.750%	1/31/28	17,180,000	15,276,107
U.S. Treasury Notes	1.250%	3/31/28	7,030,000	6,415,424
U.S. Treasury Notes	1.250%	4/30/28	31,940,000	29,109,068
U.S. Treasury Notes	1.250%	5/31/28	1,180,000	1,074,077
U.S. Treasury Notes	2.750%	5/31/29	7,090,000	7,034,055
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	5,220,000	2,258,927
Total U.S. Government & Agency Obligations (Cost — $348,889,567)				295,007,054
Collateralized Mortgage Obligations (f) — 10.0%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	1.725%	9/15/34	730,000	713,493	(a)(b)
Adjustable Rate Mortgage Trust, 2004-5 4A1	2.884%	4/25/35	41,441	41,515	(b)
AREIT Trust, 2022-CRE6 A (30 Day Average SOFR + 1.250%)	1.715%	11/17/24	1,030,000	1,010,888	(a)(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,256,156	(a)(b)
BENCHMARK Mortgage Trust, 2018-B7 A4	4.510%	5/15/53	785,000	804,948	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	31

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
BENCHMARK Mortgage Trust, 2019-B10 A4	3.717%	3/15/62	$2,760,000	$2,702,584
BPR Trust, 2021-TY B (1 mo. USD LIBOR + 1.150%)	2.025%	9/15/38	2,140,000	2,057,902	(a)(b)
BRAVO Residential Funding Trust, 2021-NQM2 A1	0.970%	3/25/60	241,102	234,016	(a)(b)
BX Commercial Mortgage Trust, 2021-XL2 A (1mo. USD LIBOR + 0.689%)	1.564%	10/15/38	961,466	925,093	(a)(b)
BX Commercial Mortgage Trust, 2022-LP2 A (1mo. Term SOFR + 1.013%)	1.795%	2/15/39	887,143	858,319	(a)(b)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	417,093	385,900	(a)(b)
Citigroup Commercial Mortgage Trust, 2014- GC25 AS	4.017%	10/10/47	640,000	638,189
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	557,248	(a)(b)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	80,000	79,995
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	70,000	68,838	(b)
Commercial Mortgage Trust, 2013-CR12 C	5.068%	10/10/46	40,000	33,688	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.073%	3/10/47	2,532,433	35,322	(b)
CSMC Trust, 2014-USA B	4.185%	9/15/37	2,820,000	2,632,034	(a)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	642,034	616,979	(a)(b)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	1,533,724	1,470,660	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step bond (2.573% to 8/25/23 then 3.573%)	2.573%	7/25/49	517,836	503,333	(a)
CSMC Trust, 2019-AFC1 A3, Step bond (2.877% to 8/25/23 then 3.877%)	2.877%	7/25/49	1,138,604	1,104,867	(a)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.855%	5/15/36	190,000	187,076	(a)(b)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	853,871	827,139	(a)(b)
CSMC Trust, 2020-RPL4 A1	2.000%	1/25/60	1,573,831	1,495,410	(a)(b)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	2.550%	7/25/47	802,052	813,943	(a)(b)
CSMC Trust, 2021-AFC1 A3	1.169%	3/25/56	359,730	345,085	(a)(b)
CSMC Trust, 2021-NQM2 A3	1.538%	2/25/66	290,885	278,596	(a)(b)
CSMC Trust, 2021-NQM5 A1	0.938%	5/25/66	619,893	545,455	(a)(b)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	409,759	383,800	(a)(b)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	650,744	605,640	(a)(b)
CSMC Trust, 2022-NQM1 A1	2.265%	11/25/66	1,570,576	1,413,478	(a)(b)
DBJPM Mortgage Trust, 2016-C1 B	4.195%	5/10/49	1,060,000	1,025,769	(b)
Deephaven Residential Mortgage Trust, 2022-1 A1	2.205%	1/25/67	981,031	930,067	(a)(b)

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	$1,151,852	$1,055,281	(a)(b)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	484,879	454,657	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 X1, IO	0.557%	3/25/29	2,479,375	82,319	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K093 X1, IO	0.952%	5/25/29	1,988,100	108,602	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	590,000	587,866
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4066 PI, IO	3.500%	9/15/31	1,017,442	52,254
Federal Home Loan Mortgage Corp. (FHLMC) REMIC,4203 PS,IO, PAC (-1.000x1mo. USD LIBOR + 6.250%)	5.375%	9/15/42	257,632	23,841	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	144,556	22,028
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	341,168	55,630
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	179,842	29,262
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	89,930	12,784
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5224 HL	4.000%	4/25/52	100,000	99,675
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M1 (30 Day Average SOFR + 0.900%)	1.484%	12/25/50	30,109	29,985	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	2.084%	10/25/41	1,230,000	1,151,259	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA1 M1A (30 Day Average SOFR + 1.000%)	1.584%	1/25/42	1,350,000	1,320,248	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	33

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA4 M1A (30 Day Average SOFR + 2.200%)	2.551%	5/25/42	$1,490,000	$1,486,143	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.225%	8/15/44	95,659	14,926	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.884%	8/25/33	1,930,000	1,886,095	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1A (30 Day Average SOFR + 1.300%)	1.884%	2/25/42	1,816,681	1,787,902	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	2.984%	2/25/42	2,000,000	1,898,614	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	6.006%	11/25/24	117,472	118,410	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	7.006%	9/25/28	643,178	670,191	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1ED1 (1 mo. USD LIBOR + 1.250%)	2.256%	7/25/29	826,651	827,540	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1 M2 (30 Day Average SOFR + 1.650%)	2.234%	12/25/41	2,140,000	1,997,170	(a)(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	260,000	261,196
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	415,049	397,069
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	192,319	186,663
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	8,938	206
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1mo. USD LIBOR + 6.150%)	5.144%	6/25/43	22,176	3,434	(b)

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) REMIC, 2013-73 IA, IO	3.000%	9/25/32	$577,131	$36,882
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1mo. USD LIBOR + 5.950%)	4.944%	12/25/43	25,695	3,541	(b)
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1mo. USD LIBOR + 6.200%)	5.194%	11/25/47	35,410	3,870	(b)
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	168,016	27,566
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	82,122	12,392
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	18,330	3,332
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	5,786	5,764	(a)(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	0.788%	8/20/58	359,688	357,598	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	0.888%	11/20/60	1,052,707	1,047,800	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	0.938%	2/20/61	127,921	127,447	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	0.938%	3/20/61	123,282	122,821	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.458%	4/16/53	1,816,995	11,026	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA (1 mo. USD LIBOR + 0.350%)	0.788%	12/20/62	491,331	488,667	(b)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.525%	4/16/47	4,627,347	65,818	(b)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.124%	6/16/54	261,624	5,524	(b)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.338%	8/16/54	1,190,112	15,384	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.232%	5/16/55	1,115,800	13,172	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	35

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.391%	8/16/54	$927,546	$12,584	(b)
Government National Mortgage Association (GNMA), 2020-H9 NF (1 mo. USD LIBOR + 1.250%)	1.688%	4/20/70	136,896	139,116	(b)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.550%)	2.425%	9/15/31	2,825,197	2,505,989	(a)(b)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.750%)	3.625%	9/15/31	2,200,484	1,783,996	(a)(b)
GS Mortgage Securities Corp. Trust, 2016-GS3 C	3.992%	10/10/49	570,000	529,487	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	240,000	239,545	(b)
GSMSC Resecuritization Trust, 2015-7R A (1mo. USD LIBOR + 0.150%)	0.950%	9/26/37	183,872	182,333	(a)(b)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	1.506%	5/25/37	615,858	598,019	(a)(b)
JPMorgan Mortgage Trust, 2019-LTV3 B2	4.427%	3/25/50	498,189	474,505	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.886%	1/15/47	90,000	90,353	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.551%	9/15/47	300,000	278,122	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.233%	7/15/48	654,000	635,055	(b)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 B	4.009%	3/15/50	1,030,000	957,974	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	4.625%	5/15/28	586,094	541,844	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2022-ACB A (30 Day Average SOFR + 1.400%)	1.799%	3/15/39	620,000	610,006	(a)(b)
Legacy Mortgage Asset Trust, 2019-GS5 A1	3.200%	5/25/59	2,301,319	2,300,221	(a)
Legacy Mortgage Asset Trust, 2021-GS2 A1, Step bond (1.750% to 4/25/24, 4.750% to 4/25/25 then 5.750%)	1.750%	4/25/61	445,997	423,326	(a)
Madison Avenue Mortgage Trust, 2017-330M A	3.188%	8/15/34	630,000	613,499	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.318%	2/25/34	106,591	104,867	(b)
Mill City Mortgage Loan Trust, 2019-1 A1	3.250%	10/25/69	859,145	845,011	(a)(b)

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	$1,245,000	$1,236,875
Morgan Stanley Capital I Trust, 2019-BPR A (1mo. USD LIBOR + 1.400%)	2.525%	5/15/36	1,930,000	1,840,927	(a)(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,368,676	(a)(b)
Natixis Commercial Mortgage Securities Trust, 2019-FAME A	3.047%	8/15/36	1,300,000	1,250,351	(a)
Natixis Commercial Mortgage Securities Trust, 2019-FAME B	3.655%	8/15/36	2,550,000	2,413,656	(a)
New Residential Mortgage Loan Trust, 2015-1A A2	3.750%	5/28/52	373,000	366,117	(a)(b)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	452,983	448,412	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	694,029	686,112	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	683,588	670,577	(a)(b)
New Residential Mortgage Loan Trust, 2021- NQM3 A3	1.516%	11/27/56	373,009	350,346	(a)(b)
New Residential Mortgage Loan Trust, 2022- NQM2 A1	3.079%	3/27/62	1,931,865	1,874,652	(a)(b)
OBX Trust, 2022-NQM1 A1	2.305%	11/25/61	1,837,663	1,744,627	(a)(b)
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	369,053	332,934	(a)(b)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	568,863	516,076	(a)(b)
Onslow Bay Mortgage Loan Trust, 2021-NQM4 A1	1.957%	10/25/61	462,526	427,356	(a)(b)
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	1.359%	10/15/36	2,130,000	2,021,713	(a)(b)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	1,193,135	1,066,119	(a)(b)
PRKCM Trust, 2021-AFC2 A1	2.071%	11/25/56	492,153	457,628	(a)(b)
Residential Mortgage Loan Trust, 2020-2 A1	1.654%	5/25/60	1,096,283	1,090,052	(a)(b)
SACO I Trust, 2007-VA1 A	4.958%	6/25/21	18,380	16,742	(a)(b)
SG Residential Mortgage Trust, 2022-1 A1	3.166%	3/27/62	1,943,362	1,879,566	(a)(b)
Towd Point Mortgage Trust, 2017-4 B2	3.412%	6/25/57	1,010,000	891,409	(a)(b)
UBS Commercial Mortgage Trust, 2018-C11 B	4.713%	6/15/51	1,040,000	1,012,689	(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.458%	12/10/45	570,000	533,813	(a)(b)
VASA Trust, 2021-VASA A (1 mo. USD LIBOR + 0.900%)	1.775%	7/15/39	880,000	851,934	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	37

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Virginia Housing Development Authority, 2006-C CTFS	6.000%	6/25/34	$321,021	$325,201
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR9 A7	2.753%	8/25/34	879,984	876,160	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A2A (1 mo. USD LIBOR + 0.740%)	1.746%	11/25/34	293,788	276,500	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	1.726%	7/25/45	1,516,334	1,449,190	(b)
Waterfall Commercial Mortgage Trust, 2015- SBC5 A	4.104%	9/14/22	127,407	124,918	(a)(b)
WF-RBS Commercial Mortgage Trust, 2013- C14 B	3.841%	6/15/46	1,060,000	1,046,895	(b)
WF-RBS Commercial Mortgage Trust, 2014- C23 XA, IO	0.556%	10/15/57	4,729,406	49,794	(b)
Total Collateralized Mortgage Obligations (Cost — $96,118,174)				90,917,148
Asset-Backed Securities — 8.7%
522 Funding CLO Ltd., 2020-6A A1R (3 mo. USD LIBOR + 1.150%)	2.334%	10/23/34	1,520,000	1,477,215	(a)(b)
ABPCI Direct Lending Fund CLO X LP, 2020-10A A1A (3 mo. USD LIBOR + 1.950%)	3.013%	1/20/32	1,320,000	1,310,886	(a)(b)
AccessLex Institute, 2005-A A3 (3 mo. USD LIBOR + 0.400%)	1.584%	7/25/34	424,517	415,615	(b)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	2.124%	4/15/31	750,000	737,076	(a)(b)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2I	4.194%	6/5/49	990,000	975,314	(a)
Aqua Finance Trust, 2021-A B	2.400%	7/17/46	1,050,000	913,051	(a)
Arbor Realty Commercial Real Estate Notes Ltd., 2022-FL1 A (30 Day Average SOFR + 1.450%)	1.849%	1/15/37	924,000	898,325	(a)(b)
Ares LXIII CLO Ltd., 2022-63A A1A (3 mo. Term SOFR + 1.380%)	2.267%	4/20/35	1,340,000	1,321,626	(a)(b)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	1.964%	4/15/30	860,000	847,991	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	2,770,000	2,573,729	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	2,650,000	2,378,475	(a)

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Balboa Bay Loan Funding Ltd., 2021-2A A1 (3mo. USD LIBOR + 1.170%)	1.382%	1/20/35	$630,000	$612,255	(a)(b)
BCRED MML CLO LLC, 2021-1A A (3 mo. USD LIBOR + 1.480%)	1.810%	1/15/35	740,000	727,050	(a)(b)
BCRED MML CLO LLC, 2022-1A A1 (3 mo. Term SOFR + 1.650%)	2.245%	4/20/35	1,050,000	1,024,040	(a)(b)
BDS Ltd., 2021-FL10 D (1 mo. USD LIBOR + 2.850%)	3.786%	12/16/36	2,140,000	2,059,100	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2004-SD2 A3 (1 year Treasury Constant Maturity Rate + 2.320%)	2.515%	3/25/44	253,653	249,303	(b)
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR (3 mo. USD LIBOR + 1.180%)	2.243%	1/20/32	750,000	739,125	(a)(b)(g)
Blackbird Capital Aircraft, 2021-1A A	2.443%	7/15/46	484,221	420,729	(a)
Canyon CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.180%)	2.224%	7/15/34	1,360,000	1,325,288	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	2.275%	7/27/31	545,508	538,341	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	2.763%	4/20/29	1,250,000	1,212,587	(a)(b)
Cayuga Park CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.120%)	2.164%	7/17/34	1,020,000	991,267	(a)(b)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3mo. USD LIBOR + 1.850%)	2.894%	10/15/31	420,000	418,674	(a)(b)
CLI Funding VIII LLC, 2022-1A A1	2.720%	1/18/47	1,390,272	1,254,458	(a)
College Ave Student Loans LLC, 2021-C C	3.060%	7/26/55	1,100,000	986,907	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	0.704%	11/15/36	388,497	313,785	(b)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	1.015%	1/15/37	417,406	393,518	(b)
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR + 1.040%)	2.084%	4/15/34	800,000	774,792	(a)(b)
Dryden 87 CLO Ltd., 2021-87A A1 (3 mo. USD LIBOR + 1.100%)	2.578%	5/20/34	2,020,000	1,961,710	(a)(b)
Eaton Vance CLO Ltd., 2020-2A AR (3 mo. USD LIBOR + 1.150%)	2.194%	1/15/35	930,000	904,425	(a)(b)
First Franklin Mortgage Loan Trust, 2003-FF1 A1 (1 mo. USD LIBOR + 1.125%)	1.925%	3/25/33	330,317	323,142	(b)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	2,220,000	2,234,992

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	39

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Golub Capital Partners CLO 25M Ltd., 2015- 25A AR (3 mo. USD LIBOR + 1.380%)	2.743%	5/5/30	$1,470,000	$1,457,963	(a)(b)
Golub Capital Partners CLO Ltd., 2021-57A A1 (3 mo. USD LIBOR + 1.490%)	2.674%	10/25/34	1,730,000	1,697,550	(a)(b)
GoodLeap Sustainable Home Solutions Trust, 2022-1GS B	2.940%	1/20/49	896,188	812,904	(a)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	2.828%	12/20/29	1,884,971	1,882,199	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	2.323%	1/20/30	500,000	495,641	(a)(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	16,893	16,866	(a)
HalseyPoint CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	2.413%	1/20/33	250,000	245,126	(a)(b)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	2.736%	11/30/32	560,000	554,960	(a)(b)
Hardee’s Funding LLC, 2021-1A A2	2.865%	6/20/51	526,025	459,916	(a)
Hertz Vehicle Financing III LP, 2021-2A C	2.520%	12/27/27	1,090,000	951,474	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	540,000	475,200	(a)
HPS Loan Management Ltd., 2021-16A A1 (3mo. USD LIBOR + 1.140%)	2.324%	1/23/35	890,000	862,524	(a)(b)
KeyCorp Student Loan Trust, 2006-A 2B (3 mo. USD LIBOR + 0.480%)	1.446%	12/27/41	476,041	472,399	(b)
KKR CLO 32 Ltd., 32A A1 (3 mo. USD LIBOR + 1.320%)	2.364%	1/15/32	490,000	482,498	(a)(b)
KREF Ltd., 2022-FL3 A (1 mo. Term SOFR + 1.450%)	2.314%	2/17/39	2,020,000	1,961,216	(a)(b)
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	2.284%	7/15/27	89,394	89,204	(a)(b)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	2.016%	10/16/36	2,100,000	2,036,605	(a)(b)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	2.644%	7/15/29	750,000	731,197	(a)(b)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	1,366,747	1,335,285	(a)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	2.663%	10/20/30	550,000	534,888	(a)(b)
Navient Student Loan Trust, 2016-3A A3 (1mo. USD LIBOR + 1.350%)	2.356%	6/25/65	1,636,400	1,641,450	(a)(b)
Navient Student Loan Trust, 2020-1A A1B (1mo. USD LIBOR + 1.050%)	2.056%	6/25/69	251,648	250,509	(a)(b)

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Nelnet Student Loan Trust, 2012-2A A (1 mo. USD LIBOR + 0.800%)	1.806%	12/26/33	$605,105	$597,774	(a)(b)
Oasis Securitization Funding LLC, 2021-1A A	2.579%	2/15/33	352,461	349,982	(a)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	2.411%	2/14/31	720,000	703,200	(a)(b)
OHA Credit Funding 7 Ltd., 2020-7A AR (3 mo. Term SOFR + 1.300%)	2.146%	2/24/37	870,000	854,823	(a)(b)
Owl Rock CLO III Ltd., 2020-3A A1L (3 mo. USD LIBOR + 1.800%)	2.863%	4/20/32	1,040,000	1,028,178	(a)(b)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	2.336%	4/30/27	63,881	63,985	(a)(b)
Palmer Square CLO Ltd., 2019-1A A1R (3 mo. USD LIBOR + 1.150%)	2.561%	11/14/34	750,000	728,598	(a)(b)
Point Au Roche Park CLO Ltd., 2021-1A A (3mo. USD LIBOR + 1.080%)	2.143%	7/20/34	1,650,000	1,599,896	(a)(b)
Recette CLO Ltd., 2015-1A ARR (3 mo. USD LIBOR + 1.080%)	2.143%	4/20/34	510,000	495,465	(a)(b)
Reese Park CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.130%)	2.174%	10/15/34	1,840,000	1,787,240	(a)(b)
SBA Small Business Investment Cos., 2021- 10A 1	1.667%	3/10/31	2,993,032	2,776,759
Silver Rock CLO I Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	2.713%	10/20/31	1,410,000	1,385,325	(a)(b)
SLM Private Education Loan Trust, 2010-C A5 (1 mo. USD LIBOR + 4.750%)	5.625%	10/15/41	423,664	464,912	(a)(b)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	1.576%	3/15/33	398,675	393,994	(a)(b)
SLM Student Loan Trust, 2003-4 A5E (3 mo. USD LIBOR + 0.750%)	1.576%	3/15/33	811,257	801,732	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	2,140,000	1,987,721	(a)
Structured Asset Investment Loan Trust, 2004-7 A8 (1 mo. USD LIBOR + 1.200%)	2.206%	8/25/34	512,504	499,210	(b)
STWD Ltd., 2022-FL3 A (30 Day Average SOFR + 1.350%)	1.749%	11/15/38	1,540,000	1,511,986	(a)(b)
Toyota Auto Loan Extended Note Trust, 2021-1A A	1.070%	2/27/34	540,000	494,034	(a)
TRTX Issuer Ltd., 2022-FL5 A (30 Day Average SOFR + 1.650%)	2.065%	2/15/39	2,000,000	1,966,759	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	2.194%	10/15/31	1,090,000	1,074,195	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	41

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Wendy’s Funding LLC, 2021-1A A2I	2.370%	6/15/51	$2,104,100	$1,837,764	(a)
Whitebox CLO II Ltd., 2020-2A A1R (3 mo. USD LIBOR + 1.220%)	2.404%	10/24/34	1,110,000	1,082,872	(a)(b)
Whitebox CLO III Ltd., 2021-3A A1 (3 mo. USD LIBOR + 1.220%)	2.264%	10/15/34	1,050,000	1,024,414	(a)(b)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	2.534%	7/15/32	602,500	594,930	(a)(b)
Total Asset-Backed Securities (Cost — $81,938,831)				78,868,113
Mortgage-Backed Securities — 4.2%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	10/1/32-11/1/51	386,789	345,940
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/32- 4/1/52	385,146	372,733
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	11/1/50- 3/1/52	1,305,387	1,210,434
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/1/51- 5/1/52	286,411	287,272	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/52- 5/1/52	595,875	589,007
Total FHLMC				2,805,386
FNMA — 3.4%
Federal National Mortgage Association (FNMA)	3.500%	12/1/34- 3/1/57	3,731,215	3,702,230
Federal National Mortgage Association (FNMA)	3.000%	7/1/35- 4/1/52	4,890,601	4,751,054
Federal National Mortgage Association (FNMA)	1.500%	12/1/35	87,368	80,773
Federal National Mortgage Association (FNMA)	2.500%	3/1/38- 4/1/52	4,724,363	4,383,260
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	141,883	154,556
Federal National Mortgage Association (FNMA)	2.000%	4/1/51- 3/1/52	3,101,258	2,771,024
Federal National Mortgage Association (FNMA)	2.000%	7/1/51	1,700,000	1,506,426	(i)
Federal National Mortgage Association (FNMA)	2.500%	7/1/51- 6/1/52	2,300,000	2,112,990	(i)
Federal National Mortgage Association (FNMA)	3.000%	7/1/51- 6/1/52	4,100,000	3,898,878	(i)

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	7/1/51- 6/1/52	$3,100,000	$3,031,779	(i)
Federal National Mortgage Association (FNMA)	4.000%	7/1/51- 6/1/52	1,100,000	1,097,972	(i)
Federal National Mortgage Association (FNMA)	4.500%	7/1/51- 8/1/51	1,300,000	1,317,371	(i)
Federal National Mortgage Association (FNMA)	3.000%	3/1/52	98,936	95,667	(h)
Federal National Mortgage Association (FNMA)	3.500%	5/1/52	200,000	196,517	(h)
Federal National Mortgage Association (FNMA)	4.000%	5/1/52- 6/1/57	1,173,321	1,182,442
Federal National Mortgage Association (FNMA)	4.000%	5/1/52	199,892	202,075	(h)
Federal National Mortgage Association (FNMA)	4.500%	8/1/58	43,927	46,083
Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.424%)	2.202%	5/1/43	380,981	387,325	(b)
Total FNMA				30,918,422
GNMA — 0.5%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	264,069	256,169
Government National Mortgage Association (GNMA)	4.000%	3/15/50	32,729	33,436
Government National Mortgage Association (GNMA)	3.500%	5/15/50	215,569	216,748
Government National Mortgage Association (GNMA) II	4.000%	7/20/47- 4/20/50	586,822	607,710
Government National Mortgage Association (GNMA) II	4.500%	10/20/48-3/20/50	644,033	660,836
Government National Mortgage Association (GNMA) II	3.500%	10/20/49-2/20/50	121,490	120,270
Government National Mortgage Association (GNMA) II	3.000%	1/20/50- 4/20/52	595,681	570,112
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	428,154	399,546
Government National Mortgage Association (GNMA) II	3.000%	9/20/51	273,798	264,965	(h)
Government National Mortgage Association (GNMA) II	3.000%	6/1/52	100,000	96,477	(i)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	43

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	3.500%	6/1/52	$500,000	$495,469	(i)
Government National Mortgage Association (GNMA) II	4.000%	6/1/52	100,000	100,953	(i)
Total GNMA				3,822,691
Total Mortgage-Backed Securities (Cost — $38,347,380)				37,546,499
Sovereign Bonds — 3.0%
Canada — 0.1%
Province of Quebec Canada, Senior Notes	2.625%	2/13/23	1,400,000	1,405,168
Chile — 0.1%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	630,000	507,536
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	1,210,000	1,132,481
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	620,000	503,284
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	920,000	774,483
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	2,200,000	1,744,977
Total Colombia				4,155,225
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	660,000	637,514	(a)
Indonesia — 0.1%
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	200,000	203,227	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	540,000	548,712	(j)
Total Indonesia				751,939
Kazakhstan — 0.1%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,270,000	1,157,404	(a)
Mexico — 0.6%
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	1,525,000	1,320,433

See Notes to Financial Statements.

44	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Mexico — continued
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	$2,640,000	$2,379,057
Mexico Government International Bond, Senior Notes	4.400%	2/12/52	1,780,000	1,469,602
Total Mexico				5,169,092
Panama — 0.4%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	930,000	1,057,154
Panama Government International Bond, Senior Notes	4.500%	5/15/47	1,240,000	1,099,248
Panama Government International Bond, Senior Notes	4.300%	4/29/53	1,630,000	1,386,938
Total Panama				3,543,340
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	440,000	489,635
Peruvian Government International Bond, Senior Notes	3.550%	3/10/51	40,000	32,538
Total Peru				522,173
Poland — 0.2%
Republic of Poland Government International Bond	3.250%	4/6/26	1,340,000	1,322,693
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	530,000	536,433
Total Poland				1,859,126
Russia — 0.0%††
Russian Foreign Bond — Eurobond, Senior Notes	4.875%	9/16/23	800,000	224,400	*(a)(k)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	200,000	49,100	*(j)(k)
Total Russia				273,500
Supranational — 0.1%
Asian Development Bank, Senior Notes	1.500%	1/20/27	1,280,000	1,202,438
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	2,100,000	2,105,565	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	45

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	$2,200,000	$2,299,243
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	1,240,000	1,321,912
Total Uruguay				3,621,155
Total Sovereign Bonds (Cost — $30,342,867)				26,911,175

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
Eurodollar 1-Year Mid-Curve Futures, Call @ $96.50	6/10/22	74	185,000	49,487
U.S. Treasury 5-Year Notes Futures, Call @ $113.00	6/24/22	3	3,000	1,594
U.S. Treasury 10-Year Notes Futures, Call @ $119.50	6/24/22	21	21,000	17,719
U.S. Treasury 10-Year Notes Futures, Put @ $120.00	6/24/22	66	66,000	77,344
U.S. Treasury Long-Term Bonds Futures, Call @ $140.00	6/24/22	40	40,000	62,500
U.S. Treasury Long-Term Bonds Futures, Call @ $142.00	6/24/22	57	57,000	48,984
Total Exchange-Traded Purchased Options (Cost — $272,112)				257,628

	Counterparty
OTC Purchased Options — 0.0%††
Credit default swaption to sellprotection on Markit CDX.NA.IG.38 Index, Call @ 80.00bps (Cost — $35,610)	BNP Paribas SA	7/20/22	11,870,000	11,870,000	28,379
Total Purchased Options (Cost — $307,722)					286,007
Total Investments — 99.1% (Cost — $977,592,161)					897,831,965
Other Assets in Excess of Liabilities — 0.9%					8,573,637
Total Net Assets — 100.0%					$906,405,602

See Notes to Financial Statements.

46	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2022, the total market value of investments in Affiliated Companies was $739,125 and the cost was $750,000 (Note 8).

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2022, the Fund held TBA securities with a total cost of $13,824,570.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(k)	The coupon payment on this security is currently in default as of May 31, 2022.

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

bps	— basis point spread (100 basis points = 1.00%)

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CTFS	— Certificates

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PJSC	— Private Joint Stock Company

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	47

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

Schedule of Written Options

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
90-Day Eurodollar Futures, Call	12/19/22	$97.00	688	$1,720,000	$(434,300)
Eurodollar 1-Year Mid-Curve, Call	6/10/22	97.00	148	370,000	(9,250)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	113.50	110	110,000	(35,234)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	114.00	6	6,000	(1,125)
U.S. Treasury 10-Year Notes Futures, Call	6/24/22	119.00	44	44,000	(50,187)
U.S. Treasury 10-Year Notes Futures, Call	6/24/22	120.50	178	178,000	(77,875)
U.S. Treasury 10-Year Notes Futures, Call	6/24/22	121.25	22	22,000	(5,844)
U.S. Treasury Long-Term Bonds Futures, Call	6/24/22	144.50	34	34,000	(13,281)
U.S. Treasury Long-Term Bonds Futures, Call	6/24/22	145.00	34	34,000	(11,156)
U.S. Treasury Long-Term Bonds Futures, Put	6/24/22	138.00	26	26,000	(31,688)
Total Exchange-TradedWritten Options (Premiums received—$797,665)					$(669,940)

OTC Written Options

	Counterparty
Credit default swaption to sell protection on Markit CDX.NA.IG.38 Index, Put (Premiums received — $38,281)	BNP Paribas SA	7/20/22	100.00	bps	11,870,000	$11,870,000	‡	$(14,678)
Total Written Options (Premiums received — $835,946)								$(684,618)

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviation(s) used in this schedule:

bps — basis point spread (100 basis points = 1.00%)

At May 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,161	12/22	$284,443,673	$281,266,763	$(3,176,910)
90-Day Eurodollar	214	6/23	51,821,850	51,758,575	(63,275)
90-Day Eurodollar	49	9/23	12,137,716	11,863,513	(274,203)
90-Day Eurodollar	256	12/23	62,752,450	62,041,600	(710,850)
U.S. Treasury 2-Year Notes	1,200	9/22	252,811,059	253,321,874	510,815

See Notes to Financial Statements.

48	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 10-Year Notes	1,917	9/22	$230,086,390	$228,991,650	$(1,094,740)
					(4,809,163)
Contracts to Sell:
U.S. Treasury 5-Year Notes	196	9/22	22,217,051	22,138,813	78,238
U.S. Treasury Long-Term Bonds	1,039	9/22	145,156,806	144,875,563	281,243
U.S. Treasury Ultra 10-Year Notes	35	9/22	4,487,280	4,496,953	(9,673)
U.S. Treasury Ultra Long- Term Bonds	677	9/22	107,505,989	105,442,750	2,063,239
					2,413,047
Net unrealized depreciation on open futures contracts					$(2,396,116)

At May 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$42,144,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(4)	$(10,404)
13,040,000	11/18/23	3.970%*	CPURNSA*	(48,126)	531,971
10,490,000	5/4/24	3-Month LIBOR quarterly	1.300% semi-annually	—	(310,613)
94,348,000	6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(2,117,991)
47,113,000	8/31/26	Daily SOFR Compound annually	2.470% annually	(343,526)	74,651
9,580,000	10/20/26	2.950%*	CPURNSA*	(5,013)	522,093
13,040,000	11/18/26	CPURNSA*	3.370%*	124,407	(542,010)
14,820,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(25,410)	473,527
10,360,000	3/4/27	Daily SOFR Compound annually	1.550% annually	(15,294)	(462,375)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	49

Schedule of investments (cont’d)

May 31, 2022

Western Asset Intermediate Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$14,623,000	5/15/27	0.710% annually	Daily SOFR Compound annually	$70,927	$1,202,599
	30,911,000	2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	(25,348)	2,488,776
	15,928,000	8/15/28	1.130% annually	Daily SOFR Compound annually	114,136	1,217,063
	10,908,000	8/15/28	1.220% annually	Daily SOFR Compound annually	(4,660)	859,920
	6,297,000	11/1/28	1.200% annually	Daily SOFR Compound annually	(367)	518,080
	9,580,000	10/20/31	CPURNSA*	2.770%*	7,750	(561,014)
	9,590,000	10/20/31	1.733% annually	Daily SOFR Compound annually	37,784	348,287
	5,265,000	3/18/32	2.000% annually	Daily SOFR Compound annually	42,677	251,844
	12,480,000	7/20/45	0.560% annually	Daily SOFR annually	85,368	4,460,697
	4,350,000	8/19/45	0.740% annually	Daily SOFR annually	—	1,447,231
	7,501,000	2/15/47	1.630% semi-annually	3-Month LIBOR quarterly	45,678	1,707,670
	2,366,000	2/15/47	1.520% annually	Daily SOFR Compound annually	(78,823)	561,676
	4,875,000	2/15/47	1.729% annually	Daily SOFR Compound annually	69,464	741,585
	4,800,000	5/15/47	1.630% annually	Daily SOFR Compound annually	203,695	683,403
	3,520,000	4/21/52	2.500% annually	Daily SOFR Compound annually	3,280	48,820
Total	$397,929,000				$258,595	$14,135,486

See Notes to Financial Statements.

50	Western Asset Intermediate Bond Fund 2022 Annual Report

Western Asset Intermediate Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.38 Index	$193,753,000	6/20/27	1.000% quarterly	$1,838,135	$2,497,435	$(659,300)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	—U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	51

Statement of assets and liabilities

May 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $976,842,161)	$897,092,840
Investments in affiliated securities, at value (Cost — $750,000)	739,125
Cash	388,046
Receivable for securities sold	8,595,099
Deposits with brokers for centrally cleared swap contracts	8,484,933
Deposits with brokers for open futures contracts and exchange-traded options	7,113,483
Receivable for Fund shares sold	5,100,736
Interest receivable from unaffiliated investments	4,944,075
Receivable from broker — net variation margin on open futures contracts	1,310,575
Receivable from broker — net variation margin on centrally cleared swap contracts	881,319
Receivable for premiums on written options	39,723
Dividends receivable from affiliated investments	2,017
Interest receivable from affiliated investments	1,962
Prepaid expenses	1,206
Total Assets	934,695,139

Liabilities:
Payable for securities purchased	23,191,340
Payable for Fund shares repurchased	3,696,034
Written options, at value (premiums received — $835,946)	684,618
Investment management fee payable	307,533
Distributions payable	228,782
Service and/or distribution fees payable	1,736
Directors’ fees payable	1,683
Accrued expenses	177,811
Total Liabilities	28,289,537
Total Net Assets	$906,405,602

Net Assets:
Par value (Note 7)	$90,471
Paid-in capital in excess of par value	994,183,528
Total distributable earnings (loss)	(87,868,397)
Total Net Assets	$906,405,602

See Notes to Financial Statements.

52	Western Asset Intermediate Bond Fund 2022 Annual Report

Net Assets:
Class A	$1,813,085
Class C	$1,257,351
Class R	$707,698
Class I	$383,565,084
Class IS	$519,062,384

Shares Outstanding:
Class A	181,048
Class C	125,355
Class R	70,634
Class I	38,300,841
Class IS	51,792,704

Net Asset Value:
Class A (and redemption price)	$10.01
Class C*	$10.03
Class R (and redemption price)	$10.02
Class I (and redemption price)	$10.01
Class IS (and redemption price)	$10.02
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%; 3.75% effective August 15, 2022)	$10.45

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	53

Statement of operations

For the Year Ended May 31, 2022

Investment Income:
Interest from unaffiliated investments	$23,850,150
Interest from affiliated investments	11,081
Dividends from affiliated investments	3,585
Less: Foreign taxes withheld	(15,263)
Total Investment Income	23,849,553

Expenses:
Investment management fee (Note 2)	4,077,253
Transfer agent fees (Note 5)	617,095
Registration fees	106,064
Fund accounting fees	80,628
Audit and tax fees	54,843
Service and/or distribution fees (Notes 2 and 5)	24,367
Legal fees	21,272
Shareholder reports	20,234
Directors’ fees	20,214
Insurance	8,397
Commitment fees (Note 9)	7,915
Custody fees	5,435
Miscellaneous expenses	14,876
Total Expenses	5,058,593
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,141)
Net Expenses	5,055,452
Net Investment Income	18,794,101

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(16,108,879)
Futures contracts	(7,016,496)
Written options	5,557,828
Swap contracts	4,474,027
Foreign currency transactions	(16)
Net Realized Loss	(13,093,536)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(96,510,559)
Investments in affiliated securities	(12,304)
Futures contracts	(622,519)
Written options	1,270
Swap contracts	5,049,453
Change in Net Unrealized Appreciation (Depreciation)	(92,094,659)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(105,188,195)
Decrease in Net Assets From Operations	$(86,394,094)

See Notes to Financial Statements.

54	Western Asset Intermediate Bond Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2022	2021

Operations:
Net investment income	$18,794,101	$20,060,496
Net realized gain (loss)	(13,093,536)	34,858,640
Change in net unrealized appreciation (depreciation)	(92,094,659)	(24,984,224)
Increase (Decrease) in Net Assets From Operations	(86,394,094)	29,934,912

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(22,845,110)	(50,548,252)
Decrease in Net Assets From Distributions to Shareholders	(22,845,110)	(50,548,252)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	264,010,265	172,453,946
Reinvestment of distributions	19,707,670	43,346,308
Cost of shares repurchased	(329,962,520)	(208,983,566)
Increase (Decrease) in Net Assets From Fund Share Transactions	(46,244,585)	6,816,688
Decrease in Net Assets	(155,483,789)	(13,796,652)

Net Assets:
Beginning of year	1,061,889,391	1,075,686,043
End of year	$906,405,602	$1,061,889,391

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	55

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.17	$11.38	$10.98	$10.70	$10.94

Income (loss) from operations:
Net investment income	0.16	0.18	0.24	0.28	0.22
Net realized and unrealized gain (loss)	(1.11)	0.10	0.46	0.28	(0.25)
Total income (loss) from operations	(0.95)	0.28	0.70	0.56	(0.03)

Less distributions from:
Net investment income	(0.17)	(0.18)	(0.24)	(0.28)	(0.21)
Net realized gains	(0.04)	(0.31)	(0.06)	—	—
Total distributions	(0.21)	(0.49)	(0.30)	(0.28)	(0.21)

Net asset value, end of year	$10.01	$11.17	$11.38	$10.98	$10.70
Total return[2]	(8.64)%	2.51%	6.47%	5.32%	(0.28)%

Net assets, end of year (000s)	$1,813	$2,759	$2,717	$4,530	$3,506

Ratios to average net assets:
Gross expenses	0.81%	0.78%	0.90%	0.85%	0.87%
Net expenses[3]	0.81 [4]	0.78 [4]	0.90 [4]	0.85	0.87
Net investment income	1.51	1.58	2.13	2.57	2.02

Portfolio turnover rate[5]	46%	60%	100%	94%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46%, 72%, 123%, 133% and 154% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

56	Western Asset Intermediate Bond Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.19	$11.41	$11.01	$10.73	$10.96

Income (loss) from operations:
Net investment income	0.09	0.09	0.16	0.20	0.16
Net realized and unrealized gain (loss)	(1.12)	0.11	0.47	0.28	(0.23)
Total income (loss) from operations	(1.03)	0.20	0.63	0.48	(0.07)

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.17)	(0.20)	(0.16)
Net realized gains	(0.04)	(0.31)	(0.06)	—	—
Total distributions	(0.13)	(0.42)	(0.23)	(0.20)	(0.16)

Net asset value, end of year	$10.03	$11.19	$11.41	$11.01	$10.73
Total return[2]	(9.28)%	1.75%	5.76%	4.57%	(0.69)%

Net assets, end of year (000s)	$1,257	$1,483	$1,318	$645	$497

Ratios to average net assets:
Gross expenses	1.54%	1.53%	1.56%	1.57%	1.58%
Net expenses[3]	1.54 [4]	1.53 [4]	1.56 [4]	1.57	1.58 [4]
Net investment income	0.79	0.83	1.42	1.86	1.42

Portfolio turnover rate[5]	46%	60%	100%	94%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46%, 72%, 123%, 133% and 154% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.18	$11.40	$11.00	$10.72	$10.94

Income (loss) from operations:
Net investment income	0.13	0.14	0.20	0.24	0.20
Net realized and unrealized gain (loss)	(1.12)	0.10	0.48	0.29	(0.22)
Total income (loss) from operations	(0.99)	0.24	0.68	0.53	(0.02)

Less distributions from:
Net investment income	(0.13)	(0.15)	(0.22)	(0.25)	(0.20)
Net realized gains	(0.04)	(0.31)	(0.06)	—	—
Total distributions	(0.17)	(0.46)	(0.28)	(0.25)	(0.20)

Net asset value, end of year	$10.02	$11.18	$11.40	$11.00	$10.72
Total return[2]	(8.94)%	2.14%	6.18%	5.03%	(0.18)%

Net assets, end of year (000s)	$708	$805	$525	$276	$147

Ratios to average net assets:
Gross expenses	1.25%	1.25%	1.57%[3]	1.34%[3]	1.23%[3]
Net expenses[4,5]	1.15	1.15	1.15 [3]	1.15 [3]	1.15 [3]
Net investment income	1.19	1.22	1.84	2.29	1.85

Portfolio turnover rate[6]	46%	60%	100%	94%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46%, 72%, 123%, 133% and 154% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

58	Western Asset Intermediate Bond Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.17	$11.40	$10.99	$10.71	$10.94

Income (loss) from operations:
Net investment income	0.19	0.21	0.27	0.31	0.27
Net realized and unrealized gain (loss)	(1.11)	0.09	0.48	0.29	(0.23)
Total income (loss) from operations	(0.92)	0.30	0.75	0.60	0.04

Less distributions from:
Net investment income	(0.20)	(0.22)	(0.28)	(0.32)	(0.27)
Net realized gains	(0.04)	(0.31)	(0.06)	—	—
Total distributions	(0.24)	(0.53)	(0.34)	(0.32)	(0.27)

Net asset value, end of year	$10.01	$11.17	$11.40	$10.99	$10.71
Total return[2]	(8.40)%	2.66%	6.91%	5.67%	0.36%

Net assets, end of year (millions)	$384	$594	$620	$614	$432

Ratios to average net assets:
Gross expenses	0.56%	0.55%	0.55%	0.54%	0.52%
Net expenses[3]	0.56 [4]	0.55 [4]	0.55 [4]	0.54	0.52
Net investment income	1.77	1.81	2.46	2.90	2.52

Portfolio turnover rate[5]	46%	60%	100%	94%	84%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46%, 72%, 123%, 133% and 154% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2022 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.18	$11.40	$11.00	$10.72	$10.95

Income (loss) from operations:
Net investment income	0.21	0.22	0.29	0.32	0.28
Net realized and unrealized gain (loss)	(1.12)	0.10	0.46	0.28	(0.23)
Total income (loss) from operations	(0.91)	0.32	0.75	0.60	0.05

Less distributions from:
Net investment income	(0.21)	(0.23)	(0.29)	(0.32)	(0.28)
Net realized gains	(0.04)	(0.31)	(0.06)	—	—
Total distributions	(0.25)	(0.54)	(0.35)	(0.32)	(0.28)

Net asset value, end of year	$10.02	$11.18	$11.40	$11.00	$10.72
Total return[2]	(8.28)%	2.86%	6.93%	5.76%	0.43%

Net assets, end of year (millions)	$519	$463	$451	$366	$337

Ratios to average net assets:
Gross expenses	0.44%	0.44%	0.44%[3]	0.45%[3]	0.45%[3]
Net expenses[4,5]	0.44	0.44	0.44 [3]	0.45 [3]	0.45 [3]
Net investment income	1.91	1.92	2.56	2.98	2.58

Portfolio turnover rate[6]	46%	60%	100%	94%	84%
[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 46%, 72%, 123%, 133% and 154% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

60	Western Asset Intermediate Bond Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the

Western Asset Intermediate Bond Fund 2022 Annual Report	61

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

62	Western Asset Intermediate Bond Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$147,605,800	$500,466	$148,106,266
Other Corporate Bonds & Notes	—	220,189,703	—	220,189,703
U.S. Government & Agency Obligations	—	295,007,054	—	295,007,054
Collateralized Mortgage Obligations	—	90,917,148	—	90,917,148
Asset-Backed Securities	—	78,868,113	—	78,868,113
Mortgage-Backed Securities	—	37,546,499	—	37,546,499
Sovereign Bonds	—	26,911,175	—	26,911,175
Purchased Options:
Exchange-Traded Purchased Options	$257,628	—	—	257,628
OTC Purchased Options	—	28,379	—	28,379
Total Investments	$257,628	$897,073,871	$500,466	$897,831,965
Other Financial Instruments:
Futures Contracts††	$2,933,535	—	—	$2,933,535
Centrally Cleared Interest Rate Swaps††	—	$18,139,893	—	18,139,893
Total Other Financial Instruments	$2,933,535	$18,139,893	—	$21,073,428
Total	$3,191,163	$915,213,764	$500,466	$918,905,393

Western Asset Intermediate Bond Fund 2022 Annual Report	63

Notes to financial statements (cont’d)

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$669,940	—	—	$669,940
OTC Written Options	—	$14,678	—	14,678
Futures Contracts††	5,329,651	—	—	5,329,651
Centrally Cleared Interest Rate Swaps††	—	4,004,407	—	4,004,407
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	659,300	—	659,300
Total	$5,999,591	$4,678,385	—	$10,677,976

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

64	Western Asset Intermediate Bond Fund 2022 Annual Report

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure

Western Asset Intermediate Bond Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2022, the total notional value of all credit default swaps to sell protection was $193,753,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

66	Western Asset Intermediate Bond Fund 2022 Annual Report

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped

Western Asset Intermediate Bond Fund 2022 Annual Report	67

Notes to financial statements (cont’d)

Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

68	Western Asset Intermediate Bond Fund 2022 Annual Report

into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

Western Asset Intermediate Bond Fund 2022 Annual Report	69

Notes to financial statements (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

70	Western Asset Intermediate Bond Fund 2022 Annual Report

collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2022, the Fund the Fund held OTC written options with credit related contingent features which had a liability position of $14,678. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

Western Asset Intermediate Bond Fund 2022 Annual Report	71

Notes to financial statements (cont’d)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2022, fees waived and/or expenses reimbursed amounted to $3,141, which included an affiliated money market fund waiver of $2,295.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

72	Western Asset Intermediate Bond Fund 2022 Annual Report

Pursuant to these arrangements, at May 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires May 31, 2023	$757
Expires May 31, 2024	846
Total fee waivers/expense reimbursements subject to recapture	$1,603

For the year ended May 31, 2022, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% (3.75% effective August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 ($500,000 effective August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$188	—
CDSCs	—	$487

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$132,640,197	$325,111,464
Sales	129,918,985	372,697,757

Western Asset Intermediate Bond Fund 2022 Annual Report	73

Notes to financial statements (cont’d)

At May 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$978,013,078	$1,471,601	$(81,652,714)	$(80,181,113)
Written options	(835,946)	189,714	(38,386)	151,328
Futures contracts	—	2,933,535	(5,329,651)	(2,396,116)
Swap contracts	2,756,030	18,139,893	(4,663,707)	13,476,186

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$257,628	$28,379	$286,007
Futures contracts[3]	2,933,535	—	2,933,535
Centrally cleared swap contracts[4]	18,139,893	—	18,139,893
Total	$21,331,056	$28,379	$21,359,435

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$669,940	$14,678	$684,618
Futures contracts[3]	5,329,651	—	5,329,651
Centrally cleared swap contracts[4]	4,004,407	659,300	4,663,707
Total	$10,003,998	$673,978	$10,677,976

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

74	Western Asset Intermediate Bond Fund 2022 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(6,101,480)	—	$(6,101,480)
Futures contracts	(7,016,496)	—	(7,016,496)
Written options	5,557,828	—	5,557,828
Swap contracts	3,800,379	$673,648	4,474,027
Total	$(3,759,769)	$673,648	$(3,086,121)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(25,993)	$(7,231)	$(33,224)
Futures contracts	(622,519)	—	(622,519)
Written options	(22,333)	23,603	1,270
Swap contracts	6,275,506	(1,226,053)	5,049,453
Total	$5,604,661	$(1,209,681)	$4,394,980

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$299,722
Written options	517,571
Futures contracts (to buy)	1,070,064,419
Futures contracts (to sell)	496,851,806

Average Notional Balance
Interest rate swap contracts	$338,439,154
Credit default swap contracts (sell protection)	185,690,192

Western Asset Intermediate Bond Fund 2022 Annual Report	75

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$28,379	$(14,678)	$13,701	—	$13,701

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,745	$2,919
Class C	14,572	1,604
Class R	4,050	2,601
Class I	—	595,207
Class IS	—	14,764
Total	$24,367	$617,095

For the year ended May 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5
Class C	3
Class R	848
Class I	1,078
Class IS	1,207
Total	$3,141

76	Western Asset Intermediate Bond Fund 2022 Annual Report

6. Distributions to shareholders by class

	Year Ended May 31, 2022	Year Ended May 31, 2021
Net Investment Income:
Class A	$35,226	$45,331
Class C	11,973	13,762
Class R	9,861	10,443
Class I	8,457,269	12,060,207
Class IS	10,570,294	9,330,379
Total	$19,084,623	$21,460,122

Net Realized Gains:
Class A	$9,450	$70,496
Class C	5,426	39,140
Class R	2,665	20,605
Class I	1,631,882	17,063,724
Class IS	2,111,064	11,894,165
Total	$3,760,487	$29,088,130

7. Capital shares

At May 31, 2022, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2022		Year Ended May 31, 2021

	Shares	Amount	Shares	Amount
Class A
Shares sold	84,656	$895,467	175,172	$2,014,999
Shares issued on reinvestment	3,952	42,700	9,523	108,192
Shares repurchased	(154,548)	(1,662,810)	(176,355)	(2,032,069)
Net increase (decrease)	(65,940)	$(724,643)	8,340	$91,122

Class C
Shares sold	19,027	$209,652	34,698	$397,108
Shares issued on reinvestment	1,604	17,312	4,576	52,134
Shares repurchased	(27,778)	(299,780)	(22,289)	(253,123)
Net increase (decrease)	(7,147)	$(72,816)	16,985	$196,119

Class R
Shares sold	39,833	$432,233	53,204	$606,313
Shares issued on reinvestment	1,135	12,219	2,600	29,596
Shares repurchased	(42,384)	(452,905)	(29,793)	(338,031)
Net increase (decrease)	(1,416)	$(8,453)	26,011	$297,878

Western Asset Intermediate Bond Fund 2022 Annual Report	77

Notes to financial statements (cont’d)

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount

Class I
Shares sold	9,062,832	$94,559,241	8,753,584	$100,160,435
Shares issued on reinvestment	876,666	9,452,463	2,134,413	24,298,634
Shares repurchased	(24,828,590)	(267,418,001)	(12,146,410)	(138,454,328)
Net decrease	(14,889,092)	$(163,406,297)	(1,258,413)	$(13,995,259)

Class IS
Shares sold	15,169,998	$167,913,672	6,095,954	$69,275,091
Shares issued on reinvestment	945,926	10,182,976	1,655,194	18,857,752
Shares repurchased	(5,696,074)	(60,129,024)	(5,894,013)	(67,906,015)
Net increase	10,419,850	$117,967,624	1,857,135	$20,226,828

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2022. The following transactions were effected in such companies for the year ended May 31, 2022.

	Affiliate Value at May 31, 2021	Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	$751,429	—	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	5,286,986	$318,368,322	318,368,322	$323,655,308	323,655,308
	$6,038,415	$318,368,322		$323,655,308

78	Western Asset Intermediate Bond Fund 2022 Annual Report

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2022
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	—	$11,081	$(12,304)	$739,125
Western Asset Premier Institutional Government Reserves, Premium Shares	—	3,585	—	—
	—	$14,666	$(12,304)	$739,125

9. Redemption facility

The Fund and certain other participating funds within the Corporation, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$21,478,055	$33,319,799
Net long-term capital gains	1,367,055	17,228,453
Total distributions paid	$22,845,110	$50,548,252

As of May 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,015,914
Deferred capital losses*	(23,140,469)
Other book/tax temporary differences(a)	2,205,873
Unrealized appreciation (depreciation)(b)	(68,949,715)
Total distributable earnings (loss) — net	$(87,868,397)

Western Asset Intermediate Bond Fund 2022 Annual Report	79

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

80	Western Asset Intermediate Bond Fund 2022 Annual Report

***

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At May 31, 2022, the Fund had 0.15% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset Intermediate Bond Fund 2022 Annual Report	81

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Intermediate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

82	Western Asset Intermediate Bond Fund 2022 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Corporation and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, and (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML” or the “Non-U.S. Subadviser,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadviser, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadviser. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Agreement between LMPFA and the Non-U.S. Subadviser.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Directors; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

Western Asset Intermediate Bond Fund	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Directors also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional core plus bond funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was below the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for the 3-, 5- and 10-year periods ended December 31, 2021 and trailed that of its benchmark index for the 1-year period. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and

84	Western Asset Intermediate Bond Fund

Performance Universe. The Board discussed the reasons for the Fund’s underperformance and the steps the Advisers were taking to improve the Fund’s performance.

The Directors also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional core plus bond funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was slightly higher than the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median and that the Fund’s Actual Management Fee was above the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The

Western Asset Intermediate Bond Fund	85

Board approval of management and subadvisory agreements (unaudited) (cont’d)

foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

86	Western Asset Intermediate Bond Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Intermediate Bond Fund	87

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

88	Western Asset Intermediate Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at

877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

Western Asset Intermediate Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years

Director and Trustee (since 1990) and Chairman (since 2017

and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

90	Western Asset Intermediate Bond Fund

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Intermediate Bond Fund	91

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	128
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

92	Western Asset Intermediate Bond Fund

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Intermediate Bond Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Christopher Berarducci

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM(2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

94	Western Asset Intermediate Bond Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Intermediate Bond Fund	95

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$1,367,055
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$13,111,201
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$2,392,193
Section 163(j) Interest Earned	§163(j)	$22,442,998
Interest Earned from Federal Obligations	Note (1)	$3,658,871

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

96	Western Asset Intermediate Bond Fund

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX013143 7/22 SR22-4454

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2021 and May 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,204 in May 31, 2021 and in $169,204 in May 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2021 and $0 in May 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2021 and $30,000 in May 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2021 and $0 in May 31, 2022, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2021 and May 31, 2022; Tax Fees were 100% and 100% for May 31, 2021 and May 31, 2022; and Other Fees were 100% and 100% for May 31, 2021 and May 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $773,011 in May 31, 2021 and $343,489 in May 31, 2022.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 25, 2022